Exhibit 99.2

This Statement on Form 4 is filed by (i) Hughes Communications, Inc., (ii) Apollo Investment Fund IV, L.P., (iii) Apollo Overseas Partners IV, L.P., (iv) AIF IV/RRRR LLC, (v) AP/RM Acquisition, LLC, (vi) ST/RRRR LLC, (vii) Apollo Management IV, L.P., (viii) Apollo Advisors IV, L.P., (ix) Apollo Capital Management IV, Inc., (x) Apollo Management, L.P., (xi) Apollo Management GP, LLC, (xii) Apollo Management Holdings, L.P., (xiii) Apollo Management Holdings GP, LLC, (xiv) Apollo Principal Holdings I, L.P., and (xv) Apollo Principal Holdings I GP, LLC.

Name of Designated Filer:  Apollo Management IV, L.P.

Date of Event Requiring Statement:  June 8, 2011

Issuer Name and Ticker or Trading Symbol:  Hughes Telematics, Inc. (HUTC)

HUGHES COMMUNICATIONS, INC.

By:	/s/ Dean A Manson
Dean A. Manson
Senior Vice President, General Counsel and Secretary

APOLLO INVESTMENT FUND IV, L.P.

By:	Apollo Advisors IV, L.P.
Its General Partner

	By:	Apollo Capital Management IV, Inc.
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO OVERSEAS PARTNERS IV, L.P.

By:	Apollo Advisors IV, L.P.
Its Managing General Partner

	By:	Apollo Capital Management IV, Inc.
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF IV/RRRR LLC

By:	Apollo Management IV, L.P.
Its Manager

	By:	Apollo Management, L.P.
Its General Partner

		By:	Apollo Management GP, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AP/RM ACQUISITION, LLC

By:	Apollo Management IV, L.P.
Its Manager

	By:	Apollo Management, L.P.
Its General Partner

		By:	Apollo Management GP, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

ST/RRRR LLC

By:	Apollo Management IV, L.P.
Its Manager

	By:	Apollo Management, L.P.
Its General Partner

		By:	Apollo Management GP, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO ADVISORS IV, L.P.

By:	Apollo Capital Management IV, INC.
Its General Partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO CAPITAL MANAGEMENT IV, INC.

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT IV, L.P.

By:	Apollo Management, L.P.
Its General Partner

	By:		Apollo Management GP, LLC
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
Its General Partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
Its General Partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:		Apollo Principal Holdings I GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President